UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2014

Greenhouse Solutions Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54759	45-2094634
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Research Dr., Suite 402, Shelton, Connecticut	06484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 242-3065

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Previous independent registered public accounting firm

	(i)	On November 30, 2013, the Company’s auditor, Ronald R. Chadwick, P.C., formally informed Greenhouse Solutions Inc., of their resignation as the Company’s independent registered public accounting firm.

(ii)
The reports of Ronald R. Chadwick, P.C., on the Company’s financial statements as of and for the years ended March 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

(iii)
The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms. The Company does not have an audit committee and rather the decisions was made by the Board of Directors.

(iv)
During the years ended March 31, 2013 and 2012, and through February 17, 2014, there have been no disagreements with Ronald R. Chadwick, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ronald R. Chadwick, P.C. would have caused them to make reference thereto in connection with their report on the financial statements for such years.

	(v)	The Company has requested that Ronald R. Chadwick, P.C.furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.

(b)	New independent registered public accounting firm

(1)
On February 17, 2014 the Company engaged Sadler Gibb & Associates, LLC, as its new independent registered public accounting firm. The engagement was approved by the Company’s Board of Directors. During the years ended March 31, 2013 and 2012 and through February 17, 2014, the Company had not consulted with Sadler Gibb & Associates, LLC., regarding any of the following:

	(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)
The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Sadler Gibb & Associates, LLC, concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

	(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a) (1) (iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

16.1	Letter of Ronald R. Chadwick, P.C.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenhouse Solutions Inc.

Date: February 18, 2014	By:	/s/ Pramuan Upatcha
	Name:	Pramuan Upatcha
	Title:	President

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